SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2009

SYNIVERSE HOLDINGS, INC.

SYNIVERSE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-32432 333-88168	30-0041666 06-1262301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8125 Highwoods Palm Way

Tampa, Florida 33647

Telephone: (813) 637-5000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition

Attached as an exhibit hereto is a press release and financial tables (“Press Release”) dated February 10, 2009 issued by Syniverse Holdings, Inc. The press release sets forth certain financial information of Syniverse Holdings, Inc., the parent company of Syniverse Technologies, Inc. for the quarter and year ended December 31, 2008.

Pursuant to General Instruction F to the Securities and Exchange Commission’s Current Report on Form 8-K, the Press Release is attached to this Report as Exhibit 99.1 and the information contained in the Press Release is incorporated into this Item 2.02 by this reference. The information contained in this Item 2.02, including the related information set forth in the attached Press Release, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated by the Company in any such filing.

ITEM 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
99.1*	Press Release, dated February 10, 2009, issued by Syniverse Holdings, Inc.

*	Included as part of the electronic submission of this Report. As further described in Item 2.02 of this Report, this exhibit is being “furnished” and not “filed” with this Report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this Report to be signed on their behalf by the undersigned thereunto duly authorized.

Dated: February 10, 2009

SYNIVERSE HOLDINGS, INC.
(Registrant)

/s/ David W. Hitchcock
David W. Hitchcock
Chief Financial Officer

SYNIVERSE TECHNOLOGIES, INC.
(Registrant)

/s/ David W. Hitchcock
David W. Hitchcock
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release, dated February 10, 2009, issued by Syniverse Holdings, Inc.

*	Included as part of the electronic submission of this Report. As further described in Item 2.02 of this Report, this exhibit is being “furnished” and not “filed” with this Report.